UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00248
                 ---------------------------------------------

                            THE ADAMS EXPRESS COMPANY

--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

           7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Lawrence L. Hooper, Jr.
                          The Adams Express Company
                             7 Saint Paul Street
                                 Suite 1140
                           Baltimore, Maryland  21202


Registrant's telephone number, including area code: 410-752-5900

Date of fiscal year end:  December 31, 2007

Date of reporting period: December 31, 2007


Item 1. Reports to Stockholders.

Generation after generation -











                                        [Graphic]














                                                   we grow with you.TM



INVEST   PROTECT   GROW                         The Adams Express Company
                                                       Annual Report 2007

                               2007 AT A GLANCE
--------------------------------------------------------------------------------

The Company

.. a closed-end equity investment company
.. objectives: preservation of capital
             reasonable income
             opportunity for capital gain
.. internally-managed
.. low expense ratio
.. low turnover
Stock Data (12/31/07)

                          NYSE Symbol............. ADX
                          Market Price......... $14.12
                          52-Week Range. $13.01-$15.38
                          Discount.............. 10.2%
                          Shares Outstanding87,668,847

Summary Financial Information

                                                      Year Ended December 31
                                                       2007            2006
     -----------------------------------------------------------------------
     Net asset value per share               $        15.72  $        15.86
     Total net assets                         1,378,479,527   1,377,418,310
     Unrealized appreciation                    410,454,970     418,756,256
     Net investment income                       25,884,799      19,691,488
     Total realized gain                         60,426,376      56,553,881
     Total return (based on market value)              9.4%           17.9%
     Total return (based on net asset value)           6.5%           15.0%
     Expense ratio                                    0.44%           0.50%

     -----------------------------------------------------------------------

2007 Dividends and Distributions

                                 Amount
             Paid              (per share) Type
             -----------------------------------------------------
             March 1, 2007        $0.01    Short-term capital gain
             March 1, 2007         0.04    Investment income
             June 1, 2007          0.05    Investment income
             September 1, 2007     0.05    Investment income
             December 27, 2007     0.63    Long-term capital gain
             December 27, 2007     0.07    Short-term capital gain
             December 27, 2007     0.18    Investment income

             -----------------------------------------------------
                                  $1.03

             -----------------------------------------------------

2008 Annual Meeting of Stockholders

Location: The Tremont Grand, Baltimore, Maryland
Date: March 13, 2008
Time: 9:00 a.m.

                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------

                                  (unaudited)


  Ten Largest Portfolio Holdings (12/31/07)

                                           Market Value % of Net Assets
                                           ------------ ---------------
        Petroleum & Resources Corporation* $ 84,540,683       6.1
        General Electric Co.                 51,453,160       3.7
        Microsoft Corp.                      42,008,000       3.1
        Schlumberger Ltd.                    37,380,600       2.7
        PepsiCo, Inc.                        30,360,000       2.2
        Bank of America Corp.                30,119,800       2.2
        American International Group, Inc.   29,150,000       2.1
        State Street Corp.                   26,300,274       1.9
        ConocoPhillips                       26,048,500       1.9
        Pfizer Inc.                          25,457,600       1.9
                                           ------------      ----
          Total                            $382,818,617      27.8%
        ---------------------------------------------------------------

  *Non-controlled affiliate


  Sector Weightings (12/31/07)

                                    [CHART]

Consumer                    17.4%
Energy                      14.2%
Financial                   14.1%
Health Care                 10.7%
Industrials                 14.9%
Information Technology      11.4%
Materials                    5.2%
Telecom Services             1.5%
Utilities                    3.8%
Short-Term Investments       6.6%

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------


         Calendar  Market   Cumulative    Cumulative  Total   Total net
           year    value   market value  market value market    asset
           end       of     of capital    of income   value     value
                  original     gains      dividends
                   shares  distributions   taken in
                             taken in       shares
                              shares
         --------------------------------------------------------------
           1993   $ 8,902     $   589       $  197    $ 9,688  $10,720
           1994     7,781       1,113          422      9,316   10,723
           1995     9,211       2,014          824     12,049   13,916
           1996     9,836       2,957        1,225     14,018   16,820
           1997    12,046       4,721        1,877     18,644   21,979
           1998    13,259       6,535        2,428     22,222   27,155
           1999    16,714      10,077        3,433     30,224   36,270
           2000    15,687      11,572        3,478     30,737   34,718
           2001    10,623       9,860        2,669     23,152   26,131
           2002     7,896       8,233        2,242     18,371   21,064
           2003     9,270      10,776        2,940     22,986   26,598
           2004     9,801      12,602        3,599     26,002   29,806
           2005     9,375      13,319        3,860     26,554   31,124
           2006    10,361      16,123        4,810     31,294   35,783
           2007    10,548      18,052        5,611     34,211   38,087

                          Illustration of an assumed
                         15 year investment of $10,000
                                  (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1993-2007. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions, or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                              [CHART]

                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------


The Year in Review
We are pleased to report that the Fund generated a 6.5% total return on net assets in 2007 despite a challenging investment climate. This return outperformed the 5.5% return of the S&P 500 Index and the 5.8% return of the Lipper Large Cap Core Mutual Fund Average for the year.

Our holdings in energy, consumer staples, telecom services and technology were the principal contributors to the Fund's return in 2007. Overweight positions (a higher percentage of assets than the S&P 500 Index) in energy and consumer staples and underweightings in financials and consumer discretionary stocks augmented our returns relative to the benchmark. The health care, industrial, and materials holdings in the portfolio did not perform as well as their corresponding sectors of the index.

The Fund's total return on market price was 9.4%. A portion of this return resulted from trading late in the day on December 31. Without the effect of these trades, the total market return would have been approximately 1.7% lower. It should be noted that we were not in the market buying back any of our shares during the final six business days of the year.

At the beginning of the year, we expected that returns would reflect a generally improved earnings outlook, but the credit crisis in the U.S. financial system that surfaced in the summer dramatically impacted those expectations. The Federal Reserve cut short-term interest rates by 1/2% in September and by the end of the year cut them another 1/2%. Massive amounts of liquidity have been injected into U.S. and overseas money markets and billions of dollars worth of collateralized debt obligation investments have been written down by banks, hedge funds, and other investors. So far, most of the problems have related to low quality "subprime" home mortgages, but banks have indicated that credit quality is also deteriorating in home equity, auto, and credit card loans.

The trauma in credit markets spilled over into the equity markets in the fourth quarter of the year, as the huge write-offs at homebuilders and financial institutions threw assumptions about the strength of the rest of the economy into question. Steadily rising gasoline and food prices finally began to take their toll on consumers, and what had been relatively tame inflation figures started to worsen. The holiday retail selling season was the worst since 2003 as consumers tightened their belts and spent only modestly and principally at the sale counters. The stock market reflected investor disappointment with these conditions and other areas of weakness with the S&P 500 Index returning -3.3% in the final quarter. We were pleased that the Fund's return for the year as a whole remained a full percentage point above that of the index.

Investment Results
At the end of 2007, our net assets were $1,378,479,527 or $15.72 per share on 87,668,847 shares outstanding. This compares with $1,377,418,310 or $15.86 per share on 86,838,223 shares outstanding a year earlier.

Net investment income for 2007 was $25,884,799 compared to $19,691,488 for 2006. These earnings are equal to $0.30 and $0.23 per share, respectively, on the average number of shares outstanding throughout each year. Our 0.44% expense ratio (expenses to average net assets) in 2007 was once again very low compared to the fund industry in general.

Net realized gains amounted to $60,426,376 during the year, while the unrealized appreciation on investments decreased from $418,756,256 at December 31, 2006 to $410,454,970 at year end.

Dividends and Distributions
The total dividends and distributions paid in 2007 were $1.03 per share compared to $0.90 in 2006. The table on page 19 shows the history of our dividends and distributions over the past fifteen years, including the annual rate of distribution as a percentage of the average daily market price of the Company's Common Stock. In 2007, the annual rate of distribution was 7.15% compared to 6.80% in 2006. As announced on November 8, 2007, a year-end distribution consisting of investment income of $0.18 per share and capital gains of $0.70 per share was made on December 27, 2007, both realized and taxable in 2007. On January 10, 2008, an additional distribution of $0.05 per

[PHOTO]


                               Douglas G. Ober,
                              Chairman and Chief
                               Executive Officer

                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------

share was declared to shareholders of record on February 14, 2008, payable March 1, 2008, representing the balance of undistributed net investment income and capital gains earned during 2007 and an initial distribution from 2008 net investment income, all taxable to shareholders in 2008.

Outlook for 2008
The long-anticipated slowing in U.S. economic growth appears to have begun as a result of the turmoil in the housing and credit markets, combined with higher energy and food costs. Real gross domestic product (GDP) growth swung from 2.1% in the final quarter of 2006 to 0.6% in the first quarter of 2007 to 4.9% in the third quarter and is likely to show 0.6% growth or less for the fourth quarter. A recession, defined as two consecutive quarters of negative growth in GDP, is certainly a possibility in 2008, though if one occurred, we would not expect it to be long or deep. The Federal Reserve reduced interest rates and is expected to continue to do so, while keeping a close eye on inflation. The level of so-called "core" inflation, excluding food and energy, has been within the range with which the Fed is comfortable. At some point, however, overall inflation and its impact on consumers must be considered.

One of the other effects of lower interest rates is generally a weaker dollar relative to other currencies. The dollar has been declining for some time now and is expected to continue while interest rates are being brought down. This should result in improved exports as U.S. goods become more competitive overseas. While the economies of our trading partners are likely to weaken somewhat in response to a slower economy here, they are still expected to experience better growth than the U.S. The combination of lower interest rates, a weaker dollar, and stronger economies overseas should result in a fairly rapid recovery from the expected period of little or no growth. The recovery could be derailed, however, by the development of a full-fledged banking crisis out of the current "subprime" and collateralized debt problem.

If the economy recovers late in 2008, the stock market should follow suit. Analysts are now beginning to lower earnings estimates for many companies and their stock prices are already reacting strongly. Investor concern about financial conditions is resulting in knee-jerk reactions to bad news. While this can present some interesting opportunities, we believe there will be equally attractive ones when there is less question as to the severity of the decline. Our current portfolio is broadly diversified across industries with an emphasis on companies with large exposures to economies worldwide. We have also added several foreign companies to the portfolio to take further advantage of economic strength overseas. With declining domestic growth in the near term, the Fund is invested primarily in large, financially-strong companies with leading market shares in their industries. As the recovery takes shape, we expect to add companies with smaller capitalizations which are more highly leveraged to economic growth, while maintaining the low risk profile of the portfolio as a whole.

Share Repurchase Program
On December 13, 2007, the Board of Directors authorized the repurchase by management of up to 5% of the outstanding shares of the Company over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can be repurchased when the discount of the market price of the shares from the net asset value is 10% or greater.

From the beginning of 2008 through January 25, 2008, a total of 129,376 shares have been repurchased at a total cost of $1,633,325 and a weighted average discount from net asset value of 13.2%.

                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------


We are pleased to announce that Mr. Kenneth J. Dale was appointed to the Board of Directors of the Company, effective January 10, 2008. Mr. Dale is Senior Vice President and Chief Financial Officer of The Associated Press. Prior to joining the AP he was an investment banker for J. P. Morgan & Company, Inc., advising clients on capital structure, equity offerings, debt issuances, and mergers and acquisitions activity. His extensive investment background combined with his global perspective make him a valuable addition to the Board of Directors.

                               -----------------

This Annual Report, along with the proxy statement for the Annual Meeting of Stockholders to be held in Baltimore on March 13, 2008, are expected to be mailed on or about February 19, 2008.

By order of the Board of Directors,


                   /s/ Douglas G. Ober   /s/ Joseph M. Truta
                   Douglas G. Ober,      Joseph M. Truta,

                   Chairman and Chief    President
                   Executive Officer

January 30, 2008

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2007


Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $839,581,870)                                                          $1,200,243,088
  Non-controlled affiliate, Petroleum & Resources Corporation
    (cost $34,735,404)                                                               84,540,683
  Short-term investments (cost $91,540,289)                                          91,540,289
  Securities lending collateral (cost $37,702,913)                                   37,702,913 $1,414,026,973
------------------------------------------------------------------------------------------------
Cash                                                                                                   377,065
Dividends receivable                                                                                 1,409,993
Prepaid pension cost                                                                                 3,012,286
Prepaid expenses and other assets                                                                    2,423,057
---------------------------------------------------------------------------------------------------------------
      Total Assets                                                                               1,421,249,374
---------------------------------------------------------------------------------------------------------------

Liabilities
Investment securities purchased                                                                        558,138
Open written option contracts at value (proceeds $392,318)                                             403,845
Obligations to return securities lending collateral                                                 37,702,913
Accrued expenses and other liabilities                                                               4,104,951
---------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                             42,769,847
---------------------------------------------------------------------------------------------------------------
      Net Assets                                                                                $1,378,479,527
---------------------------------------------------------------------------------------------------------------

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares;
  issued and outstanding 87,668,847 shares (includes 76,164 restricted
  shares, 6,000 restricted stock units, and 5,307 deferred stock units) (Note 6)                $       87,669
Additional capital surplus                                                                         965,797,273
Accumulated other comprehensive income (Note 5)                                                     (1,980,163)
Undistributed net investment income                                                                  3,033,710
Undistributed net realized gain on investments                                                       1,086,068
Unrealized appreciation on investments                                                             410,454,970
---------------------------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                                     $1,378,479,527
---------------------------------------------------------------------------------------------------------------
      Net Asset Value Per Share of Common Stock                                                         $15.72
---------------------------------------------------------------------------------------------------------------

*See schedule of investments on pages 14 through 16.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                         Year Ended December 31, 2007

Investment Income
  Income:
    Dividends:
      From unaffiliated issuers                                    $26,953,331
      From non-controlled affiliate                                  1,158,990
    Interest and other income                                        4,013,456
-------------------------------------------------------------------------------
        Total income                                                32,125,777
-------------------------------------------------------------------------------
  Expenses:
    Investment research                                              2,768,507
    Administration and operations                                    1,585,714
    Directors' fees                                                    320,778
    Reports and stockholder communications                             324,841
    Transfer agent, registrar and custodian expenses                   310,662
    Auditing and accounting services                                   170,826
    Legal services                                                      52,553
    Occupancy and other office expenses                                345,059
    Travel, telephone and postage                                       89,104
    Other                                                              272,934
-------------------------------------------------------------------------------
        Total expenses                                               6,240,978
-------------------------------------------------------------------------------
        Net Investment Income                                       25,884,799
-------------------------------------------------------------------------------
Other Comprehensive Income (Note 5)                                   (156,058)
-------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                        52,160,370
  Net realized gain distributed by regulated investment company
    (non-controlled affiliate)                                       8,266,006
  Change in unrealized appreciation on investments                  (8,301,286)
-------------------------------------------------------------------------------
        Net Gain on Investments                                     52,125,090
-------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                     $77,853,831
-------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                         For the Year Ended
                                                                   ------------------------------
                                                                    Dec. 31, 2007   Dec. 31, 2006
--------------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                            $   25,884,799  $   19,691,488
  Net realized gain on investments                                     60,426,376      56,553,881
  Change in unrealized appreciation on investments                     (8,301,286)    102,278,889
  Change in accumulated other comprehensive income (Note 5)              (156,058)    (1,824,105)
--------------------------------------------------------------------------------------------------
        Change in net assets resulting from operations                 77,853,831     176,700,153
--------------------------------------------------------------------------------------------------

Distributions to Stockholders From:
  Net investment income                                               (27,409,018)    (19,554,259)
  Net realized gain from investment transactions                      (60,607,292)    (56,771,240)
--------------------------------------------------------------------------------------------------
        Decrease in net assets from distributions                     (88,016,310)    (76,325,499)
--------------------------------------------------------------------------------------------------

From Capital Share Transactions:
  Value of shares issued in payment of distributions                   33,223,573      31,661,698
  Cost of shares purchased (Note 4)                                   (22,516,525)    (21,770,315)
  Deferred compensation (Notes 4, 6)                                      516,648         423,621
--------------------------------------------------------------------------------------------------
        Change in net assets from capital share transactions           11,223,696      10,315,004
--------------------------------------------------------------------------------------------------
        Total Increase in Net Assets                                    1,061,217     110,689,658

Net Assets:
  Beginning of year                                                 1,377,418,310   1,266,728,652
--------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment
    income of $3,033,710 and $4,632,588, respectively)             $1,378,479,527  $1,377,418,310
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company is an internally-managed fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at December 31, 2007 was $1,003,073,225, and net unrealized appreciation aggregated $410,953,748, of which the related gross unrealized appreciation and depreciation were $495,432,734 and $84,478,986, respectively. As of December 31, 2007, the tax basis of distributable earnings was $1,962,008 of undistributed ordinary income and $436,837 of undistributed long-term capital gain.

Distributions paid by the Company during the year ended December 31, 2007 were classified as ordinary income of $34,249,231, and long-term capital gain of $53,767,079. In comparison, distributions paid by the Company during the year ended December 31, 2006 were classified as ordinary income of $22,964,152, and long-term capital gain of $53,361,347. The distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations. Any income tax-related interest or penalties would be classified as income tax expense.

Effective June 29, 2007, the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Company's net assets or results of operations.

3. Investment Transactions

The Company's investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2007 were $141,227,739 and $222,574,654, respectively. Options may be written (sold) or purchased by the Company. The Company, as writer of an option, bears the risks of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of December 31, 2007 can be found on page 17.

Transactions in written covered call and collateralized put options during the year ended December 31, 2007 were as follows:

                                 Covered Calls     Collateralized Puts
                              -------------------  -------------------
                              Contracts  Premiums  Contracts  Premiums
                              --------- ---------  --------- ---------
        Options outstanding,
         December 31, 2006      3,745   $ 497,618    2,103   $ 220,313
        Options written         6,547     790,853    7,535     867,718
        Options terminated in
         closing purchase
         transactions          (1,630)   (207,295)    (750)   (120,248)
        Options expired        (4,735)   (565,660)  (5,453)   (596,738)
        Options exercised      (2,170)   (317,728)  (1,709)   (176,515)
        ---------------------------------------------------------------
        Options outstanding,
         December 31, 2007      1,757     197,788    1,726     194,530
        ---------------------------------------------------------------

--------------------------------------------------------------------------------


4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2006, the Company issued 2,301,959 shares of its Common Stock at a price of $13.75 per share (the average market price on December 12, 2006) to stockholders of record November 21, 2006 who elected to take stock in payment of the distribution from 2006 capital gain and investment income. In addition, 722 shares were issued at a weighted average price of $13.43 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 27, 2007, the Company issued 2,381,872 shares of its Common Stock at a price of $13.945 per share (the average market price on December 10, 2007) to stockholders of record November 21, 2007 who elected to take stock in payment of the distribution from 2007 capital gain and investment income. In addition, 597 shares were issued at a weighted average price of $14.00 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2007 and 2006 were as follows:

                                  Shares                    Amount
                          ----------------------  --------------------------
                             2007        2006         2007          2006
                          ----------  ----------  ------------  ------------
   Shares issued in
    payment of
    distributions          2,382,469   2,302,681  $ 33,223,573  $ 31,661,698
   Shares purchased (at a
    weighted average
    discount from net
    asset value of 13.2%
    and 13.9%,
    respectively)         (1,585,773) (1,623,542)  (22,516,525)  (21,770,315)
   Net activity under the
    2005 Equity Incentive
    Compensation Plan         33,928      59,477       516,648       423,621
   --------------------------------------------------------------------------
   Net change                830,624     738,616  $ 11,223,696  $ 10,315,004
   --------------------------------------------------------------------------

5. Retirement Plans

The Company's non-contributory qualified defined benefit pension plan ("qualified plan") covers all employees with at least one year of service. In addition, the Company has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Company uses a December 31 measurement date for its plans.

                                                       2007         2006
                                                   -----------  -----------
    Change in benefit obligation
    Benefit obligation at beginning of year        $ 9,850,091  $ 8,951,798
    Service cost                                       487,315      460,969
    Interest cost                                      568,495      518,015
    Actuarial (gain)/loss                             (124,121)      70,276
    Benefits paid                                     (150,967)    (150,967)
    ------------------------------------------------------------------------
    Benefit obligation at end of year              $10,630,813  $ 9,850,091
    ------------------------------------------------------------------------

    Change in plan assets
    Fair value of plan assets at beginning of year $10,834,484  $10,063,296
    Actual return on plan assets                       319,574      922,155
    Employer contribution                                   --           --
    Benefits paid                                     (150,967)    (150,967)
    ------------------------------------------------------------------------
    Fair value of plan assets at end of year       $11,003,091   10,834,484
    ------------------------------------------------------------------------
    Funded status                                  $   372,278  $   984,393
    ------------------------------------------------------------------------

Items not yet recognized as a component of net periodic pension cost:

                                                      2007       2006
                                                   ---------- ----------
        Prior service cost                         $  241,768 $  336,276
        Net (gain)/loss                             1,738,395  1,487,829
        ----------------------------------------------------------------
        Total recognized as a charge to net assets $1,980,163 $1,824,105
        ----------------------------------------------------------------

The accumulated benefit obligation for all defined benefit pension plans was $9,086,788 and $8,137,314 at December 31, 2007 and 2006, respectively.

                                                    2007       2006
                                                 ---------  ---------
         Components of net periodic pension cost
         Service cost                            $ 487,315  $ 460,969
         Interest cost                             568,495    518,015
         Expected return on plan assets           (855,553)  (794,036)
         Amortization of prior service cost         94,508    119,776
         Amortization of net loss                  162,625    180,764
         -------------------------------------------------------------
         Net periodic pension cost               $ 457,390  $ 485,488
         -------------------------------------------------------------

In 2008, the Company estimates that $95,860 of prior service cost and $185,439 of net losses, for a total of $281,299, will be amortized from accumulated other comprehensive income into net periodic pension cost.

--------------------------------------------------------------------------------


Assumptions used to determine benefit obligations are:

                                                 2007  2006
                                                 ----- -----
                   Discount rate                 6.00% 5.75%
                   Rate of compensation increase 7.00% 7.00%

The assumptions used to determine net periodic pension cost are:

                                                       2007  2006
                                                       ----- -----
              Discount rate                            5.75% 5.75%
              Expected long-term return on plan assets 8.00% 8.00%
              Rate of compensation increase            7.00% 7.00%

The assumption for the expected long-term return on plan assets is based on the actual long-term historical returns realized by the plan assets, weighted according to the current asset mix.

The asset allocations at December 31, 2007 and 2006, by asset category, are as follows:

                                                       2007 2006
                                                       ---- ----
               Asset Category
               Equity Securities & Equity Mutual Funds 43%  68%
               Fixed Income Mutual Funds               57%  27%
               Cash                                    --    5%

Equity Mutual Funds include Common Stock of the Company in the amount of $778,577 (7% of total plan assets) and $718,924 (6% of total plan assets) at December 31, 2007 and 2006, respectively.

The primary objective of the Company's pension plan is to provide capital appreciation, current income, and preservation of capital through a diversified portfolio of stocks and fixed income securities.

The Company's policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Company anticipates making no contribution to the plans in 2008.

The following benefit payments, which reflect expected future service, are expected to be paid:

                                        Pension Benefits
                                        ----------------
                        2008               $  596,548
                        2009                  585,762
                        2010                  653,661
                        2011                  637,801
                        2012                  620,836
                        Years 2013-2017     3,644,319

The Company also sponsors a defined contribution plan that covers substantially all employees. The Company expensed contributions to this plan of $187,345 and $182,985 for the years ended December 31, 2007 and December 31, 2006, respectively. The Company does not provide postretirement medical benefits.

6. Equity-Based Compensation

Although the Stock Option Plan of 1985 ("1985 Plan") has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Company during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of December 31, 2007, and changes during the period then ended, is presented below:

                                                  Weighted-  Weighted-
                                                   Average    Average
                                                  Exercise   Remaining
                                         Options    Price   Life (Years)
                                         -------  --------- ------------
        Outstanding at December 31, 2006 201,990   $11.81       4.79
        Exercised                        (55,186)   10.38
        Forfeited                           --       --
        ----------------------------------------------------------------
        Outstanding at December 31, 2007 146,804   $11.63       3.47
        ----------------------------------------------------------------
        Exercisable at December 31, 2007  80,282   $12.16       2.75
        ----------------------------------------------------------------

The options outstanding as of December 31, 2007 are set forth below:

                                                    Weighted   Weighted
                                                    Average    Average
                                          Options   Exercise  Remaining
       Exercise price                   Outstanding  Price   Life (Years)
       --------------                   ----------- -------- ------------
       $7.00-$9.24                         21,768    $ 7.67      4.19
       $9.25-$11.49                        73,888     10.07      3.87
       $11.50-$13.74                        --         --         --
       $13.75-$16.00                       51,148     15.58      2.59
       ------------------------------------------------------------------
       Outstanding at December 31, 2007   146,804    $11.63      3.47
       ------------------------------------------------------------------

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award's vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the year ended December 31, 2007 was $129,680.

The 2005 Equity Incentive Compensation Plan ("2005 Plan"), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Company's Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on

--------------------------------------------------------------------------------

achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remains available for future grants under the 2005 Plan at December 31, 2007 is 3,298,845 shares.

A summary of the status of the Company's awards granted under the 2005 Plan as of December 31, 2007, and changes during the period then ended, is presented below:

                                                      Weighted Average
                                                      Grant-Date Fair
          Awards                         Shares/Units      Value
          ------                         ------------ ----------------
          Balance at December 31, 2006      70,493        $12.92
          Granted:
            Restricted stock                32,720          13.73
            Restricted stock units           6,000          14.07
            Deferred stock units             2,158          14.37
          Vested                           (13,197)         12.99
          Forfeited                        (10,703)         13.24
          ------------------------------------------------------------
          Balance at December 31, 2007
           (includes 72,048 performance-
           based awards and 15,423
           nonperformance-based awards)     87,471        $ 13.29
          ------------------------------------------------------------

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the year ended December 31, 2007 were $346,937. The total compensation costs for restricted stock units granted to non-employee directors for the year ended December 31, 2007 were $86,528. As of December 31, 2007, there were total unrecognized compensation costs of $486,346, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.48 years. The total fair value of shares vested during the years ended December 31, 2007 and 2006 was $187,396 and $168,230, respectively.

7. Officer and Director Compensation

The aggregate remuneration paid during the year ended December 31, 2007 to officers and directors amounted to $2,959,345, of which $278,541 was paid to directors who were not officers. These amounts represent the taxable income to the Company's officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. At December 31, 2007, the Company had securities on loan of $36,873,580, and held collateral of $37,702,913, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

9. New Accounting Pronouncements

In September 2006, the FASB released Statement of Financial Accounting Standard No. 157, Fair Value Measurement ("FAS 157"), which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. Application of the standard is not expected to materially impact the Company's financial statements.

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                 Year Ended December 31
                                                 ------------------------------------------------------
                                                    2007       2006       2005       2004       2003
-------------------------------------------------------------------------------------------------------
Per Share Operating Performance
  Net asset value, beginning of year                 $15.86     $14.71     $15.04     $14.36     $12.12
-------------------------------------------------------------------------------------------------------
    Net investment income                             0.30*       0.23       0.22     0.23**       0.19
    Net realized gains and increase (decrease)
      in unrealized appreciation                       0.61       1.86       0.32       1.39       2.85
    Change in accumulated
      other comprehensive income                       0.00     (0.02)      --         --         --
-------------------------------------------------------------------------------------------------------
  Total from investment operations                     0.91       2.07       0.54       1.62       3.04
-------------------------------------------------------------------------------------------------------
  Less distributions
    Dividends from net investment income             (0.32)     (0.23)     (0.22)     (0.24)     (0.17)
    Distributions from net realized gains            (0.71)     (0.67)     (0.64)     (0.66)     (0.61)
-------------------------------------------------------------------------------------------------------
  Total distributions                                (1.03)     (0.90)     (0.86)     (0.90)     (0.78)
-------------------------------------------------------------------------------------------------------
    Capital share repurchases                          0.04       0.04       0.05       0.02       0.04
    Reinvestment of distributions                    (0.06)     (0.06)     (0.06)     (0.06)     (0.06)
-------------------------------------------------------------------------------------------------------
  Total capital share transactions                   (0.02)     (0.02)     (0.01)     (0.04)     (0.02)
-------------------------------------------------------------------------------------------------------
  Net asset value, end of year                       $15.72     $15.86     $14.71     $15.04     $14.36
-------------------------------------------------------------------------------------------------------
  Per share market price, end of year                $14.12     $13.87     $12.55     $13.12     $12.41
-------------------------------------------------------------------------------------------------------

Total Investment Return
  Based on market price                                9.4%      17.9%       2.2%      13.2%      25.2%
  Based on net asset value                             6.5%      15.0%       4.5%      12.1%      26.3%

Ratios/Supplemental Data
  Net assets, end of year (in 000's)             $1,378,480 $1,377,418 $1,266,729 $1,295,549 $1,218,862
  Ratio of expenses to average net assets             0.44%      0.50%      0.45%      0.43%      0.47%
  Ratio of net investment income to
    average net assets                                1.82%      1.50%      1.44%      1.54%      1.45%
  Portfolio turnover                                 10.46%     10.87%     12.96%     13.43%     12.74%
  Number of shares outstanding at
    end of year (in 000's)                           87,669     86,838     86,100     86,135     84,886
-------------------------------------------------------------------------------------------------------

* In April 2007 the Company received $5,100,000 in a special cash dividend from Dean Foods Co., of which $2,295,000, or $0.03 per share, is considered a taxable dividend.
** In 2004 the Company received $2,400,000, or $0.03 per share, in an extraordinary dividend from Microsoft Corp.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 2007

                                                    Shares    Value (A)
       ------------------------------------------------------------------
       Stocks and Convertible Securities -- 93.2%
         Consumer -- 17.4%
           Consumer Discretionary -- 4.9%
           Comcast Corp. (B)......................   525,000 $  9,586,500
           Gannett Co., Inc.......................   112,500    4,387,500
           Harley-Davidson, Inc...................   130,000    6,072,300
           Lowe's Companies, Inc..................   600,000   13,572,000
           Newell Rubbermaid Inc..................   400,000   10,352,000
           Ryland Group Inc. (C)..................   343,500    9,463,425
           Target Corp............................   290,000   14,500,000
                                                             ------------
                                                               67,933,725
                                                             ------------
           Consumer Staples -- 12.5%
           Avon Products, Inc.....................   402,400   15,906,872
           BJ's Wholesale Club, Inc. (B)(C).......   400,000   13,532,000
           Bunge Ltd..............................   100,000   11,641,000
           Coca-Cola Co...........................   200,000   12,274,000
           CVS/Caremark Corp......................   208,750    8,297,813
           Dean Foods Co..........................   340,000    8,792,400
           Del Monte Foods Co..................... 1,300,000   12,298,000
           PepsiCo, Inc...........................   400,000   30,360,000
           Procter & Gamble Co....................   340,000   24,962,800
           Safeway, Inc...........................   390,000   13,341,900
           Unilever plc ADR.......................   550,000   20,581,000
                                                             ------------
                                                              171,987,785
                                                             ------------
         Energy -- 14.2%
           ConocoPhillips.........................   295,000   26,048,500
           ENSCO International, Inc...............   209,150   12,469,523
           Exxon Mobil Corp.......................   215,000   20,143,350
           Marathon Oil Co........................   240,000   14,606,400
           Petroleum & Resources Corporation (D).. 2,186,774   84,540,683
           Schlumberger Ltd.......................   380,000   37,380,600
                                                             ------------
                                                              195,189,056
                                                             ------------
         Financial -- 14.1%
           Banking -- 12.0%
           Bank of America Corp...................   730,000   30,119,800
           Bank of New York Mellon Corp...........   403,775   19,688,068
           Fifth Third Bancorp....................   280,000    7,036,400
           Morgan Stanley.........................   190,000   10,090,900
           PNC Financial Services Group Inc.......   200,000   13,130,000
           Prosperity Bancshares, Inc.............   200,000    5,878,000
           State Street Corp......................   323,895   26,300,274
           Wachovia Corp..........................   545,000   20,726,350
           Wells Fargo & Co.......................   650,000   19,623,500
           Wilmington Trust Corp..................   363,000   12,777,600
                                                             ------------
                                                              165,370,892
                                                             ------------
           Insurance -- 2.1%
           American International Group, Inc......   500,000   29,150,000
                                                             ------------

--------------------------------------------------------------------------------

                               December 31, 2007

                                                     Shares    Value (A)
      --------------------------------------------------------------------
        Health Care -- 10.7%
          Abbott Laboratories......................   320,000 $ 17,968,000
          Bristol-Myers Squibb Co..................   345,000    9,149,400
          Genentech, Inc. (B)......................   220,000   14,755,400
          Johnson & Johnson........................   255,000   17,008,500
          Medtronic, Inc...........................   310,000   15,583,700
          Pfizer Inc............................... 1,120,000   25,457,600
          Senomyx, Inc. (B)(C).....................   984,400    7,373,155
          Teva Pharmaceutical Industries Ltd. ADR..   370,000   17,197,600
          Wyeth Co.................................   325,000   14,361,750
          Zimmer Holdings, Inc. (B)................   132,400    8,758,260
                                                              ------------
                                                               147,613,365
                                                              ------------
        Industrials -- 14.9%
          Cintas Corp..............................   300,000   10,086,000
          Curtiss-Wright Corp......................   360,000   18,072,000
          Emerson Electric Co......................   400,000   22,664,000
          General Electric Co...................... 1,388,000   51,453,160
          Illinois Tool Works Inc. (C).............   250,000   13,385,000
          Masco Corp. (C)..........................   450,000    9,724,500
          Oshkosh Truck Corp.......................   280,000   13,232,800
          Spirit AeroSystems Holdings, Inc. (B)....   425,000   14,662,500
          Tata Motors Ltd. ADR.....................   285,000    5,375,100
          3M Co....................................   160,000   13,491,200
          United Parcel Services, Inc..............   155,000   10,961,600
          United Technologies Corp.................   300,000   22,962,000
                                                              ------------
                                                               206,069,860
                                                              ------------
        Information Technology -- 11.4%
          Communication Equipment -- 0.9%
          Corning Inc..............................   500,000   11,995,000
                                                              ------------
          Computer Related -- 8.5%
          Automatic Data Processing Inc............   300,000   13,359,000
          Cisco Systems, Inc. (B)..................   850,000   23,009,500
          Dell Inc. (B)............................   585,000   14,338,350
          Microsoft Corp........................... 1,180,000   42,008,000
          Oracle Corp. (B)......................... 1,100,000   24,838,000
                                                              ------------
                                                               117,552,850
                                                              ------------
          Electronics -- 2.0%
          Broadcom Corp. (B).......................   400,000   10,456,000
          Intel Corp...............................   640,000   17,062,400
                                                              ------------
                                                                27,518,400
                                                              ------------
        Materials -- 5.2%
          Air Products and Chemicals, Inc..........   230,000   22,684,900
          du Pont (E.I.) de Nemours and Co.........   360,000   15,872,400
          Lubrizol Corp............................   220,000   11,915,200
          Rohm & Haas Co...........................   390,000   20,697,300
                                                              ------------
                                                                71,169,800
                                                              ------------

--------------------------------------------------------------------------------

                               December 31, 2007

                                                                      Prin. Amt.
                                                                      or Shares      Value (A)
-------------------------------------------------------------------------------------------------
  Telecom Services -- 1.5%
    AT&T Corp........................................................     400,000 $   16,624,000
    Windstream Corp..................................................     310,178      4,038,518
                                                                                  --------------
                                                                                      20,662,518
                                                                                  --------------
  Utilities -- 3.8%
    Aqua America, Inc. (C)...........................................     499,000     10,578,800
    Duke Energy Corp.................................................     611,560     12,335,165
    MDU Resources Group, Inc.........................................     562,500     15,530,625
    Northeast Utilities..............................................     199,000      6,230,690
    Spectra Energy Corp..............................................     305,780      7,895,240
                                                                                  --------------
                                                                                      52,570,520
                                                                                  --------------
Total Stocks and Convertible Securities
  (Cost $874,317,274) (E)............................................              1,284,783,771
                                                                                  --------------
Short-Term Investments -- 6.6%
    U.S. Government Obligations -- 1.4%
    U.S. Treasury Bills, 3.40%, due 2/14/08.......................... $20,000,000     19,916,889
                                                                                  --------------
    Time Deposit -- 0.0%
    Wells Fargo Bank, 2.53%, due 1/2/08..............................                    255,748
                                                                                  --------------
    Commercial Paper -- 5.2%
    American Express Credit Corp., 4.10-4.28%, due 1/3/08-1/22/08.... $14,700,000     14,666,022
    American General Finance, Inc., 4.65%, due 1/8/08................ $ 2,000,000      1,998,192
    Chevron Funding Co., 4.22%, due 1/10/08.......................... $ 1,500,000      1,498,417
    Coca-Cola Enterprises, 4.33%, due 1/15/08........................ $ 8,000,000      7,986,528
    General Electric Capital Corp., 4.24-4.25%, due 1/24/08-1/29/08.. $ 9,000,000      8,971,563
    Nestle Capital Co., 4.22%, due 1/17/08........................... $10,600,000     10,580,119
    Prudential Funding, LLC, 4.15%, due 1/10/08...................... $ 6,000,000      5,993,775
    Toyota Motor Credit Corp., 4.18-4.29%, due 1/3/08-1/22/08........ $10,000,000      9,991,100
    United Parcel Service of America, Inc., 4.19%, due 1/17/08....... $ 9,700,000      9,681,936
                                                                                  --------------
      Total Commercial Paper.........................................                 71,367,652
                                                                                  --------------
Total Short-Term Investments
  (Cost $91,540,289).................................................                 91,540,289
                                                                                  --------------
Total Securities Lending Collateral -- 2.7%
  (Cost $37,702,913)
    Brown Brothers Investment Trust, 5.19%, due 1/2/08...............                 37,702,913
                                                                                  --------------
Total Investments -- 102.5%
  (Cost $1,003,560,476)..............................................              1,414,026,973
    Cash, receivables, prepaid expenses and other assets, less
      liabilities -- (2.5)%..........................................                (35,547,446)
                                                                                  --------------
Net Assets -- 100.0%.................................................             $1,378,479,527

--------------------------------------------------------------------------------
Notes:
(A) See Note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, except restricted securities.
(B) Presently non-dividend paying.
(C) All or a portion of these securities are on loan. See Note 8 to Financial Statements.
(D) Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E) The aggregate market value of stocks held in escrow at December 31, 2007 covering open call option contracts written was $10,060,247. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $8,257,500.

                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS
--------------------------------------------------------------------------------

                               December 31, 2007

 Contracts                                             Contract
(100 shares                                    Strike Expiration Appreciation/
   each)                 Security              Price     Date    (Depreciation)
-------------------------------------------------------------------------------

                                 COVERED CALLS
     200    Air Products and Chemicals, Inc... $ 110    Jan 08     $  14,399
     250    Broadcom Corp.....................  45      Jan 08        23,000
     100    ConocoPhillips....................  100     Jan 08        13,361
     150    Curtiss-Wright Corp...............  65      Mar 08         7,800
     200    Lubrizol Corp.....................  75      Mar 08        18,612
     100    Marathon Oil Co...................  70      Jan 08        10,199
     250    Medtronic, Inc....................  55      Jan 08        24,250
     200    Rohm & Haas Co....................  60      Apr 08         5,400
      57    Safeway Inc.......................  40      Mar 08         2,633
     150    Target Corp.......................  80      Jan 08        14,749
     100    3M Corp...........................  100     Jan 08        14,700
   -----                                                           ---------
   1,757                                                             149,103
   -----                                                           ---------

                              COLLATERALIZED PUTS
     150    American International Group, Inc.  45      Jan 08        13,849
     200    Exxon Mobil Corp..................  65      Jan 08        19,400
     100    Morgan Stanley....................  55      Jan 08       (21,801)
     150    Oshkosh Truck Corp................  45      Jan 08         4,800
     100    Oshkosh Truck Corp................  35      Apr 08         4,844
     100    Oshkosh Truck Corp................  40      Apr 08         8,700
     100    State Street Corp.................  50      Jan 08         9,249
     200    Target Corp.......................  40      Apr 08       (12,226)
     250    Wachovia Corp.....................  45      Jan 08      (149,899)
     150    Wells Fargo & Co.................. 27.50    Jan 08         7,049
     150    Zimmer Holdings, Inc..............  60      Jan 08        13,900
      76    Zimmer Holdings, Inc..............  75      Jan 08       (58,495)
   -----                                                           ---------
   1,726                                                            (160,630)
   -----                                                           ---------
                                                                   $ (11,527)

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (the "Company") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 13, 2008

                        CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2007
                                  (unaudited)

                                                         Shares
                                           ----------------------------------
                                                                    Held
                                           Additions Reductions Dec. 31, 2007
   --------------------------------------------------------------------------
   Bank of America Corp...................   20,000                 730,000
   Harley-Davidson, Inc...................   10,000                 130,000
   Lowe's Companies, Inc..................   25,000                 600,000
   Lubrizol Corp..........................   20,000                 220,000
   Morgan Stanley.........................   10,000                 190,000
   Northeast Utilities....................   19,000                 199,000
   Oshkosh Truck Corp.....................   10,000                 280,000
   Senomyx, Inc...........................  424,400                 984,400
   Spirit AeroSystems Holdings, Inc.......   25,000                 425,000
   Tata Motors Ltd. ADR...................  285,000                 285,000
   Wachovia Corp..........................   25,000                 545,000
   Zimmer Holdings, Inc...................    7,400                 132,400
   Advanced Medical Optics, Inc...........            325,000            --
   Alltel Corp............................             40,000            --
   AMBAC Financial Group, Inc.............            200,000            --
   Avon Products, Inc.....................             16,000       402,400
   BankAtlantic Bancorp, Inc..............            880,000            --
   BEA Systems, Inc.......................            800,000            --
   BJ's Wholesale Club, Inc...............             15,000       400,000
   Bunge Ltd..............................             33,000       100,000
   ConocoPhillips.........................             50,000       295,000
   General Electric Co....................             33,000     1,388,000
   Intel Corp.............................            160,000       640,000
   Murphy Oil Corp........................             38,500            --
   Rohm & Haas Co.........................             10,000       390,000
   Teva Pharmaceutical Industries Ltd. ADR             15,000       370,000

                               -----------------

 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                  (unaudited)

                                                          Dividends  Distributions     Total
                                                             From      From Net      Dividends
                                    Net Asset    Market   Investment   Realized         and          Annual
           Value Of       Shares      Value      Value      Income       Gains     Distributions    Rate of
Dec. 31   Net Assets   Outstanding* Per Share* Per Share* Per Share*  Per Share*    Per Share*   Distribution**
---------------------------------------------------------------------------------------------------------------
 1993   $  840,610,252  63,746,495    $13.19     $11.92      $.30        $ .79         $1.09          8.17%
 1994      798,297,600  66,584,985     11.99      10.42       .33          .73          1.06          9.27
 1995      986,230,914  69,248,276     14.24      12.33       .35          .76          1.11          9.53
 1996    1,138,760,396  72,054,792     15.80      13.17       .35          .80          1.15          8.95
 1997    1,424,170,425  74,923,859     19.01      16.13       .29         1.01          1.30          8.65
 1998    1,688,080,336  77,814,977     21.69      17.75       .30         1.10          1.40          8.17
 1999    2,170,801,875  80,842,241     26.85      22.38       .26         1.37          1.63          8.53
 2000    1,951,562,978  82,292,262     23.72      21.00       .22         1.63          1.85          7.76
 2001    1,368,366,316  85,233,262     16.05      14.22       .26         1.39          1.65          9.44
 2002    1,024,810,092  84,536,250     12.12      10.57       .19          .57           .76          6.14
 2003    1,218,862,456  84,886,412     14.36      12.41       .17          .61           .78          6.80
 2004    1,295,548,900  86,135,292     15.04      13.12       .24          .66           .90          7.05
 2005    1,266,728,652  86,099,607     14.71      12.55       .22          .64           .86          6.65
 2006    1,377,418,310  86,838,223     15.86      13.87       .23          .67           .90          6.80
 2007    1,378,479,527  87,668,847     15.72      14.12       .32          .71          1.03          7.15

--------
* Adjusted to reflect the 3-for-2 stock split effected in October 2000.
** The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Company's Common Stock.

                           -------------------------

                                 Common Stock
                     Listed on the New York Stock Exchange

                           The Adams Express Company
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                      Counsel: Chadbourne & Parke L.L.P.
   Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
            Custodian of Securities: Brown Brothers Harriman & Co.

                               OTHER INFORMATION
--------------------------------------------------------------------------------


Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Company also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the Commission's website at www.sec.gov. The Company's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also posts its Forms N-Q on its website at: www.adamsexpress.com, under the heading "Financial Reports".

Annual Certification
The Company's CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Proxy Voting Policies and Record
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information as to how the Company voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 are available (i) without charge, upon request, by calling the Company's toll free number at
(800) 638-2479; (ii) on the Company's website by clicking on "Corporate Information" heading on the website; and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Forward-Looking Statements
This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company's periodic filings with the Securities and Exchange Commission.

Privacy Policy
In order to conduct its business, the Company, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

                     STOCKHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------

WE ARE OFTEN ASKED --

How do I invest in Adams Express?

Adams Express Common Stock is listed on the New York Stock Exchange. The stock's ticker symbol is "ADX" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, American Stock Transfer & Trust Company's INVESTORS CHOICE Plan (see page 22).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.adamsexpress.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XADEX. The week-ending NAV is published on Saturdays in various newspapers.

Adams Express daily trading is shown in the stock tables of many daily newspapers, often with the abbreviated form "AdaEx." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Company at (800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Adams Express stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open surety bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Is direct deposit of my dividend checks available?

Yes, our transfer agent offers direct deposit of your interim dividend and year-end distribution checks. You can request direct deposit with American Stock Transfer either on-line or by calling them at the phone number provided on page 22.

Who do I notify of a change of address?

The transfer agent.

We go to Florida (Arizona) every winter. How do we get our mail from Adams Express?

The transfer agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the transfer agent.

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

Giving shares of Adams Express is simple and is handled through our transfer agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the transfer agent stating the exact intent of your gift plans and the transfer agent will send you the instructions and forms necessary to effect your transfer.

How do I transfer shares held at American Stock Transfer (AST)?

There are many circumstances that require the transfer of shares to new registrations, e.g., marriage, death, a child reaching the age of maturity, or giving shares as a gift. Each situation requires different forms of documentation to support the transfer. You may obtain transfer instructions and download the necessary forms from our transfer agent's website:
www.amstock.com. Click on Shareholder Services, then General Shareholder Information and Transfer Instructions.

--------------------------------------------------------------------------------


DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.


         Initial Enrollment and
          Optional Cash Investments
           Service Fee                            $2.50 per investment
           Brokerage Commission                        $0.05 per share

         Reinvestment of Dividends*
           Service Fee                           2% of amount invested
                                   (maximum of $2.50 per investment)
           Brokerage Commission                        $0.05 per share

         Sale of Shares
           Service Fee                                          $10.00
           Brokerage Commission                        $0.05 per share

         Deposit of Certificates for safekeeping
          (waived if sold)                                       $7.50
         Book to Book Transfers                               Included
         To transfer shares to another participant or to a new
         participant

         Fees are subject to change at any time.

              Minimum and Maximum Cash Investments
              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
               (existing holders)                          $50.00
              Electronic Funds Transfer
               (monthly minimum)                           $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-registered Stockholders

For stockholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                  The Company
                           The Adams Express Company
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Stockholder Inquiries to:
                       Shareholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (877) 260-8188
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                            New York, NY 10269-0560
                           Website: www.amstock.com
                           E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------

                                                                                    Number of
                                                                                    portfolios
                                                                                    in fund
                          Position  Term   Length                                   complex
Personal                  held with of     of time Principal Occupations            overseen    Other
Information               the fund  office served  during the last 5 years          by director directorships
---------------------------------------------------------------------------------------------------------------------------
Independent Directors
 Enrique R. Arzac, Ph.D.  Director   One    Since  Professor of Finance and             Two     Director of Petroleum &
 7 St. Paul Street,                  Year   1983   Economics, formerly, Vice Dean               Resources Corporation and
 Suite 1140                                        of Academic Affairs of the                   Credit Suisse Asset
 Baltimore, MD 21202                               Graduate School of Business,                 Management Funds
 Age 66                                            Columbia University.                         (28 funds) (investment
                                                                                                companies), and Epoch
                                                                                                Holdings Corporation (asset
                                                                                                management).
---------------------------------------------------------------------------------------------------------------------------
 Phyllis O. Bonanno       Director   One    Since  President & CEO of International     Two     Director of Petroleum &
 7 St. Paul Street,                  Year   2003   Trade Solutions, Inc.                        Resources Corporation
 Suite 1140                                        (consultants). Formerly,                     (investment company), Borg-
 Baltimore, MD 21202                               President of Columbia College,               Warner Inc. (industrial),
 Age 64                                            Columbia, South Carolina, and                Mohawk Industries, Inc.
                                                   Vice President of Warnaco Inc.               (carpets and flooring).
                                                   (apparel).
---------------------------------------------------------------------------------------------------------------------------
 Daniel E. Emerson        Director   One    Since  Retired Executive Vice               Two     Director of Petroleum &
 7 St. Paul Street,                  Year   1982   President of NYNEX Corp.                     Resources Corporation
 Suite 1140                                        (communications), retired                    (investment company).
 Baltimore, MD 21202                               Chairman of the Board of both
 Age 83                                            NYNEX Information Resources
                                                   Co. and NYNEX Mobile
                                                   Communications Co. Previously
                                                   Executive Vice President and
                                                   Director of New York Telephone
                                                   Company.
---------------------------------------------------------------------------------------------------------------------------
 Frederic A. Escherich    Director   One    Since  Private Investor. Formerly,          Two     Director of Petroleum &
 7 St. Paul Street,                  Year   2006   Managing Director and head of                Resources Corporation
 Suite 1140                                        Mergers and Acquisitions                     (investment company).
 Baltimore, MD 21202                               Research and the Financial
 Age 55                                            Advisory Department with
                                                   J.P. Morgan.
---------------------------------------------------------------------------------------------------------------------------
 Roger W. Gale, Ph.D.     Director   One    Since  President & CEO of GF Energy,        Two     Director of Petroleum &
 7 St. Paul Street,                  Year   2005   LLC (consultants to electric                 Resources Corporation
 Suite 1140                                        power companies). Formerly,                  (investment company), Ormat
 Baltimore, MD 21202                               member of management group,                  Technologies, Inc.
 Age 61                                            PA Consulting Group (energy                  (geothermal and renewable
                                                   consultants).                                energy), and U.S. Energy
                                                                                                Association.
---------------------------------------------------------------------------------------------------------------------------
 Thomas H. Lenagh         Director   One    Since  Financial Advisor. Formerly,         Two     Director of Petroleum &
 7 St. Paul Street,                  Year   1968   Chairman of the Board and CEO                Resources Corporation,
 Suite 1140                                        of Greiner Engineering Inc.                  Cornerstone Funds, Inc. (3
 Baltimore, MD 21202                               (formerly Systems Planning                   funds) (investment
 Age 89                                            Corp.) (consultants). Formerly,              companies), and Photonics
                                                   Treasurer and Chief Investment               Product Group (crystals).
                                                   Officer of the Ford Foundation
                                                   (charitable foundation).
---------------------------------------------------------------------------------------------------------------------------
 Kathleen T. McGahran,    Director   One    Since  Principal & Director of Pelham       Two     Director of Petroleum &
 Ph.D., J.D., C.P.A.                 Year   2003   Associates, Inc. (executive                  Resources Corporation
 7 St. Paul Street,                                education), Adjunct Associate                (investment company).
 Suite 1140                                        Professor, Columbia Executive
 Baltimore, MD 21202                               Education, Graduate School of
 Age 57                                            Business, Columbia University.
                                                   Formerly, Associate Dean and
                                                   Director of Executive Education,
                                                   and Associate Professor,
                                                   Columbia University.
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Number of
                                                                                    portfolios
                                                                                    in fund
                        Position  Term   Length                                     complex
Personal                held with of     of time  Principal Occupations             overseen    Other
Information             the fund  office served   during the last 5 years           by director directorships
----------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

 Craig R. Smith, M.D.   Director   One   Since    President, Williston Consulting       Two     Director of Petroleum &
 7 St. Paul Street,                Year  2005     LLC (consultants to                           Resources Corporation
 Suite 1140                                       pharmaceutical and                            (investment company),
 Baltimore, MD 21202                              biotechnology industries), and                LaJolla Pharmaceutical
 Age 61                                           Chief Operating Officer and                   Company, and Depomed, Inc.
                                                  Director of Algenol Biofuels Inc.             (specialty pharmaceuticals).
                                                  (ethanol manufacturing).
                                                  Formerly, Chairman, President &
                                                  CEO of Guilford
                                                  Pharmaceuticals
                                                  (pharmaceuticals &
                                                  biotechnology).
----------------------------------------------------------------------------------------------------------------------------

Interested Director

 Douglas G. Ober        Director,  One   Director Chairman & CEO of the                 Two     Director of Petroleum &
 7 St. Paul Street,     Chairman   Year  Since    Company and Petroleum &                       Resources Corporation
 Suite 1140             and              1989;    Resources Corporation.                        (investment company).
 Baltimore, MD 21202    CEO              Chairman
 Age 61                                  of the
                                         Board
                                         Since
                                         1991
----------------------------------------------------------------------------------------------------------------------------

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------


                              Board Of Directors

             Enrique R. Arzac/1,4,5 /   Thomas H. Lenagh/2,3/

             Phyllis O. Bonanno/1,4,5/  Kathleen T. McGahran/2,4/

             Daniel E. Emerson/1,3,5 /  Douglas G. Ober/1/

             Frederic A. Escherich/2,3/ Craig R. Smith/2,4/

             Roger W. Gale/1,3,5/

                       --------
                       /1. /Member of Executive Committee
                      /2./ Member of Audit Committee
                      /3./ Member of Compensation Committee
                      /4./ Member of Retirement Benefits Committee
                      /5./ Member of Nominating and Governance Committee


                                   Officers

             Douglas G. Ober            Chairman and Chief
                                          Executive Officer

             Joseph M. Truta            President

             Lawrence L. Hooper, Jr.    Vice President, General
                                          Counsel and Secretary

             Maureen A. Jones           Vice President, Chief
                                          Financial Officer and
                                          Treasurer

             David R. Schiminger        Vice President -- Research

             D. Cotton Swindell         Vice President -- Research

             David D. Weaver            Vice President -- Research

             Christine M. Sloan         Assistant Treasurer

             Geraldine H. Pare          Assistant Secretary

                                                 Graphic



                                          THE ADAMS EXPRESS COMPANY

                                            SEVEN ST.PAUL STREET

                                                 SUITE 1140

                                             BALTIMORE, MD  21202

                                        (410)752-5900 OR (800)638-2479

                                             www.adamsexpress.com



Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to Registrant's principal executive officer and principal financial officer. The code of ethics is available on Registrant's website at: www.adamsexpress.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any of its provisions been granted.

Item 3. Audit  Committee  Financial  Expert.

The board of directors has determined that at least one of the members of Registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The director on the Registrant's audit committee whom the board of directors has determined meets such definition is Kathleen T. McGahran, who is independent pursuant to paragraph (a)(2) of this Item.

Item 4.  Principal Accountant Fees and Services.

     (a) Audit Fees. The aggregate fees for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audits of the Company's annual and semi-annual financial statements for 2007 and 2006 were $76,630 and $77,405 respectively.

     (b) Audit Related Fees. There were no audit-related fees in 2007 and 2006.

     (c) Tax Fees. The aggregate fees to Registrant for professional services rendered by PricewaterhouseCoopers LLP for the review of Registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2007 and 2006 were $12,070 and $11,278, respectively.

     (d) All Other Fees. The aggregate fees to Registrant by PricewaterhouseCoopers LLP other than for the services referenced above for 2007 and 2006 were $5,766 and $10,044, respectively, which related to the review of the Company's procedures for calculating the amounts to be paid or granted to the Company's officers in accordance with the Company's cash incentive plan and the 2005 Equity Incentive Compensation Plan, review of the Company's calculations related to those plans, and preparation of a report to the Company's Compensation Committee.

     (e) (1) Audit Committee Pre-Approval Policy. As of 2007, all services to be performed for Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2007 were pre-approved by the committee.

     (2) Not applicable.

     (f)  Not applicable.

     (g) The aggregate fees by PricewaterhouseCoopers LLP for non-audit professional services rendered to Registrant for 2007 and 2006 were $17,836 and $21,322, respectively.

     (h) The Registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

       (a) The Registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Kathleen T. McGahran, Chair, Daniel E. Emerson, Frederic A. Escherich, and Craig R. Smith.

      (B) Not applicable.

Item 6. Schedule of Investments - This schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The  Adams  Express  Company (Adams)  follows  long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Adams uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the
recommendation   of   the  portfolio  company   management's
recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item   8.   Portfolio  Managers  of  Closed-End   Management
Investment Companies.

(a) (1) Douglas G. Ober, Chairman and Chief Executive Officer, and Joseph M. Truta, President, comprise the 2 person portfolio management team for the Registrant. Mr. Ober and Mr. Truta have served as portfolio managers for the Registrant since 1991. This information is as of February 19, 2008. Mr. Ober is the lead member of the portfolio management team. Mr. Ober and Mr. Truta receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of both portfolio managers is required for an investment recommendation to be approved.

     (2) Mr. Ober and Mr. Truta also comprised in 2007 the portfolio management team for Registrant's non-controlled affiliate, Petroleum & Resources Corporation (Petroleum), a registered investment company with total net assets of $978,919,829 as of December 31, 2007. Robert E. Sullivan was added to Petroleum's portfolio management team effective January 1, 2008. Mr. Ober is Chairman, Chief Executive Officer and President of Petroleum, Mr. Truta is Executive Vice President, and, effective January 1, 2008, Mr. Sullivan is Executive Vice President. This information is as of February 19, 2008. The Petroleum fund is a non-diversified fund focusing on the energy and natural resources sectors and Adams is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with the portfolio managers' management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and procedures and policies are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

     (3) The portfolio managers are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance over one and three year periods as well as individual success at meeting goals and objectives set by the Board of Directors at the beginning of each year. Target incentives are set based on 80% of salary for the Chief Executive Officer and 60% of salary for the President. Two-thirds of each individual's annual cash incentive is based on fund performance and one third on individual success. The portion based on performance is determined using a scale in which the target can be earned by absolute fund pre- tax performance of 10%. The scale ranges from zero to 125% of target. The result is then modified by an average of the one and three year performance relative to the S&P 500, whereby each one percent outperformance or underperformance by the fund adds or deducts 5% from the percentage of target earned based on the scale. The maximum percentage of target which may be earned is 200% and the minimum is zero. Equity incentive compensation, based on a plan approved by shareholders in 2005, can take several forms. Following approval of the plan, grants of restricted stock were made to the portfolio managers in April 2005, with vesting in equal proportions over a three year period. The size of the grants was determined by the Compensation Committee with the assistance of an outside compensation consultant. Grants of restricted stock were also made on January 11, 2007, and January 12, 2006, each of which will vest at the end of three years thereafter, but only upon the achievement of specified performance criteria. For the 2007 grants, the target number of restricted shares will vest on January 11, 2010, if, on January 1, 2010, the Company's total three year net asset value ("NAV") return meets or exceeds the three year total NAV return of a hypothetical portfolio comprised of a 50/50 blend of the S&P 500 Index and the Lipper Large Cap Core Mutual Fund Average ("Hypothetical Portfolio"), with a lesser percentage or no shares being earned if the Company's total NAV return trails that of the Hypothetical Portfolio, depending on the level of underperformance on that date. In addition, if, on January 1, 2010, the Company's three year total NAV return exceeds that of the Hypothetical Portfolio, an additional number of shares will be earned and vest, depending on the level of outperformance. For the 2006 grants, the target number of restricted shares will vest at the end of three years, with certain percentages of shares being deemed to have been earned based on achieving performance goals over specified intervening time periods. The first-one sixth of the target number of shares were earned on January 1, 2007, because the Company's one year total NAV return exceeded that of the Hypothetical Portfolio on that date. The next one-third of the target number of shares were earned on January 1, 2008, because the Company's two year total NAV return exceeded that of the Hypothetical Portfolio on that date. The remaining 50% of the target number of shares will be deemed to have been earned if, on January 1, 2009, the Company's three year total NAV return meets or exceeds that of the Hypothetical Portfolio, with a lesser percentage or no shares being earned if the Company's total NAV return trails that of the Hypothetical Portfolio, depending on the level of underperformance. In addition, as with the 2007 grants, additional shares will be earned and vest if the Company's three year total NAV return exceeds that of the Hypothetical Portfolio, depending on the level of outperformance on that date. Dividends and capital gains paid on the Company's shares of Common Stock ("dividends") will be paid on all of the target number of shares of restricted stock, when such dividends are paid on the Common Stock, except that no dividends or capital gains will be paid on any shares that are forfeited due to the failure to achieve the performance criteria described above. The basis for the portfolio managers' cash incentive and equity incentive compensation determinations for Petroleum is the same as for Adams, except that the portion of the cash incentive based upon fund performance uses the Dow Jones Oil and Gas Index and the S&P 500 Index as the benchmarks in a 80/20 ratio, over a one and three year period, and the benchmarks used to measure fund performance for equity incentive compensation is a hypothetical portfolio comprised of a 80/20 blend of the Dow Jones Oil and Gas Index and the S&P 500 Index. All of the above information is as of December 31, 2007, except as noted.

     (4)    Using a valuation date of December 31, 2007, Mr.
     Ober beneficially owns equity securities in Registrant of over $1,000,000. Mr. Truta beneficially owns equity securities in Registrant of over $1,000,000.

Item   9:  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

                                                 Maximum
                                     Total      Number (or
                                   Number of   Approximate
                                  Shares (or   Dollar Value)
             Total                  Units)    of Shares (or
             Number               Purchased    Units) that
               of      Average    as Part of   May Yet Be
             Shares     Price      Publicly     Purchased
              (or      Paid per   Announced     Under the
             Units)   Share (or    Plans or     Plans or
Period(2)  Purchased    Unit)      Programs     Programs
--------   ---------  ---------   ---------    ---------
Jan. 2007   158,900    $ 13.83     158,900     3,927,692
Feb. 2007   236,055    $ 14.03     236,055     3,691,637
Mar. 2007   409,219    $ 13.82     409,219     3,282,418
Apr. 2007   117,050    $ 14.17     117,050     3,165,368
May 2007          0    $     0           0     3,165,368
June 2007    67,900    $ 15.01      67,900     3,097,468
Jul. 2007    98,557    $ 14.96      98,557     2,998,911
Aug. 2007   175,850    $ 14.35     175,850     2,823,061
Sep. 2007   128,400    $ 14.74     128,400     2,694,661
Oct. 2007   111,742    $ 14.93     111,742     2,582,919
Nov. 2007         0    $     0           0     2,582,919
Dec. 2007    82,100    $ 13.56      82,100     4,186,336
--------   ---------  ---------   ---------    ---------
Total     1,585,773(1) $ 14.20   1,585,773(2)  4,186,336(2)


(1) There were no shares purchased other than through a publicly announced plan or program.
(2.a)  The Plan was reapproved on December 13, 2007.
(2.b)   The   share  amount  approved  in  2007  was  5%  of
outstanding shares, or approximately 4,268,436 shares. (2.c) Unless reapproved, the Plan will expire on or about December 11, 2008.
(2.d) None.
(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors made or implemented after the Registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or
this Item.

Item 11. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

  (a) As of February 28, 2008, an evaluation was performed under the supervision and with the participation of the officers of Registrant, including the principal executive officer (PEO) and principal financial officer (PFO), of the effectiveness of Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of February 28, 2008, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the Registrant is made known to the PEO and PFO.

   (b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits attached hereto. (Attach certifications as exhibits)

(1) Not applicable. See Registrant's response to Item 2, above.

(2) Separate certifications by the Registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.


Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       THE ADAMS EXPRESS COMPANY

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 28, 2008


BY: /s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President, Chief Financial Officer and Treasurer
	(Principal Financial Officer)

Date:   February 28, 2008